UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: September 10, 2018

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1400 16th Street, San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2018, the Board of Directors (the “Board”) of Invitae Corporation (the “Company”) increased the authorized number of members of the Board to six members and appointed Chitra Nayak to serve as a member of the Board. Ms. Nayak was designated a Class II director and will stand for re-election at the annual meeting of stockholders in 2021. Ms. Nayak has not yet been named to a Board committee. Ms. Nayak has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Nayak, 55, served as the Chief Operating Officer of Comfy, Inc., a real-estate technology company in the machine learning and IoT space, from February 2017 to June 2018, when it was acquired by Siemens, and prior to that, the Chief Operating Officer of Funding Circle Ltd., an online peer-to-peer lending marketplace, from February 2015 to May 2016. Prior to joining Funding Circle, Ms. Nayak worked at Salesforce.com, a cloud computing company, for eight years, serving in a variety of roles including Chief Operating Officer of Platform from February 2013 to January 2015, Senior Vice President of Global Sales Development from February 2008 to January 2013 and Vice President of Marketing Strategy & Operations from February 2007 to January 2008. From 2004 to 2006, Ms. Nayak served as Vice President, Membership Products for California State Automobile Association, a provider of automobile insurance. From 1999 to 2003, Ms. Nayak served as Vice President, Strategy & Operations of Charles Schwab Corporation, an investment and brokerage firm. Prior to that, Ms. Nayak spent six years with the Boston Consulting Group, and four more years with a number of engineering consulting firms. Ms. Nayak holds a B.S. in Engineering from the Indian Institute of Technology, an M.S. in Engineering from Cornell University, and an M.B.A. from Harvard Business School (with honors).

In connection with her appointment, Ms. Nayak entered into the Company’s standard form of indemnification agreement.

Ms. Nayak will receive compensation for her service as a non-employee director, as described under the heading “2017 Director Compensation” of the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2018	INVITAE CORPORATION

	By:	/s/ Thomas R. Brida
	Name:	Thomas R. Brida
	Title:	General Counsel